SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                                 --------------
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event) May 11, 2002


                      Inforetech Wireless Technology, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


 Nevada                               0-30104             88-0350120
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(State or Other                    (Commission         (I.R.S. Employer
 Jurisdiction of                    File Number)         Identification
     Incorporation)                                                No.)


        Suite 214, 5500-152nd Street, Surrey, British Columbia  V35-8E7
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               (Address of Principal Executive Offices)      (Zip Code)


                                  604-576-7442
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              (Registrant's Telephone Number, Including Area Code)





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ITEM 4.                CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


            Feldman Sherb & Co., P.C., a professional corporation of certified public accountants ("Feldman") was the independent accounting firm for Inforetech Wireless Technology, Inc., a Nevada corporation (the "Company"), for the fiscal years ended December 31, 2001 and 2000 and the four month ten day period ended May 10, 2002. The report of Feldman on the 2001 and 2000 consolidated financial statements of Registrant contained no adverse opinion, disclaimer of opinion or modification of the opinion except that their report on the 2001 financial statements contains an explanatory paragraph that states that "the Company has incurred significant losses and has a working capital deficiency as more fully described in Note 2. The Company anticipates that additional funding will be necessary to sustain the Company's operations through the fiscal year ending December 31, 2002. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

            Feldman was merged into Grassi & Co., CPA's, P.C., ("Grassi") and the principal accountants who had been responsible for the Company's audit during the years ended December 31, 2001 and 2000 left and started their own firm called Sherb & Co., LLP ("Sherb"). On May 11, 2002, the Company dismissed Feldman and selected Sherb to serve as independent public accountants for the fiscal year 2002.

            During the two most recent fiscal years and through May 10, 2002, Registrant has not consulted with Sherb regarding the application of accounting principles to a specific or contemplated transaction. Neither the Company nor anyone on its behalf consulted with Sherb regarding the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement or event as defined at Item 304(a)(2) of Regulation S-B.

            The decision to change accountants was recommended and approved by the board of directors of the Company. During the period from January 1, 1999 to May 10, 2002, and through the date of this report, there were no disagreements with Feldman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Feldman, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements as described on Item 304(a)(1)(iv)(A). In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during such periods.

            The Company has provided Feldman with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B, and has requested that Feldman provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-B, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of Feldman's letter is attached as an exhibit to this Current Report on Form 8-K.

            The Company has provided Grassi with a copy of the disclosures it is making in response to Item 304(a)(2) of Regulation S-B, and Grassi has indicated that no response letter will be forthcoming.
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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c.          Exhibits:

            Exhibit
            Number         Description

            16             Letter of Feldman Sherb & Co., P.C.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Inforetech Wireless Technology, Inc.

Date: August 20, 2002    By: /s/ Robert C. Silzer
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                            Chairman and Chief
                            Executive Officer, as
                            Registrant's duly authorized officer